Ex. 99.1

FILED
U.S. BANKRUPTCY COURT
INDIANAPOLIS DIVISION

DEC 21 2004

SOUTHERN DISTRICT OF INDIANA
JOHN A. O'NEAL, CLERK

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Monthly Report for Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

For the month ended: November 30, 2004

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

Date Bankruptcy filed: September 16, 2003

Required Documents	ATTACHED	Previously SUBMITTED
1. Monthly Income Statement (P&L1)	X	
2. Monthly Cash Flow Report (CF1; 3 pages)	X	
3. Statement of Operations (Oprept)	X	
4. Other reports/documents as required by the U.S. Trustee	N/A	

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward

Dated: December 10, 2004

Title: Bankruptcy Administrative Officer

Debtor's telephone number: 205-422-9726

Reports Prepared by: [signature] (Name)   Bankruptcy Administrative Officer (Title)

MRR REV September 3, 1992

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of November 30, 2004

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to-Date
INCOME		
Gross receipts or sales	-	219,733
Less: Returns or allowances	-	-
Cost of Goods		
Beginning inventory	-	
Purchases	-	
Other costs (factory labor and overhead)	-	
Less: Ending inventory	-	
Cost of goods sold	-	1,799,609
Gross profit	-	(1,579,876)
Interest	14,527	31,587
Rents	-	-
Gain (loss) from sale of property	-	(7,076)
Other income	141,986	175,890
Total income	156,513	(1,379,475)
GENERAL AND ADMINISTRATIVE EXPENSES		
Compensation of officers	-	-
Salaries and wages	12,100	575,650
Repairs and maintenance (warranty expense)	-	38,392
Factory equipment rental	-	12,131
Supplies	209	7,601
Bad debts	-	-
Bank fees	1,521	31,573
Payroll taxes	244	19,846
Other taxes (property tax)	-	(35,720)
Interest expense	-	-
Stockholder services	1,770	26,769
Insurance	-	17,392
Travel and entertainment	755	15,534
Utilities and telephone	562	46,698
Professional and legal	58,881	1,190,706
Other expenses (lease payments)	-	15,457
Other expenses (employee benefit cost)	37	277,214
Other expenses (UAW retiree payment)	-	121,500
Other expenses (tax software)	-	12,315
Other expenses (trustee fees)	-	60,100
Other expenses (bankruptcy filing fees)	-	3,750
Other expenses (freight and other)	-	15,008
Total expenses	76,079	2,451,916
Net profit (loss)	80,434	(3,831,391)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended November 30, 2004

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		3,260,614

CASH RECEIPTS

From cash sales/receipts	-	
From collection of pre-petition accounts receivable	30,524	
From collection of post-petition accounts receivable	-	
From loans	-	
From contributions to capital or from gifts	-	
Other receipts (Receipt on note receivable)	-	
Other receipts (Recovery of preferential transfers)	12,108	
Other receipts (Receipt from Mexico - restricted funds)	-	
Other receipts (Interest earned)	14,527	
Other receipts (Miscellaneous income)	141,986	
TOTAL RECEIPTS (Do not include beginning bank balance)		199,145

CASH DISBURSEMENTS

Inventory purchases	-	
* Net payments to officers/owners	10,108	
* Net payments to other employees		
Rent payments		
Lease payments		
Adequate protection payments	-	
Insurance	-	
Utilities/telephone	562	
** Tax payments	2,236	
Supplies	209	
Outside labor	3,060	
Travel/entertainment	755	
*** Payments to attorneys	61,005	
*** Payments to accountants	-	
*** Payments to other professionals	6,379	
U.S. Trustee quarterly fee		
Other expenses (Benefit payments - self-funded plan)	37	
Other expenses (Bank fees)	1,521	
Other expenses (Slater Communications, administrative claim)	156,730	
Other expenses (Collection agency, payroll service)	1,907	
TOTAL DISBURSEMENTS		244,509
NET CASH FLOW (Total receipts minus total disbursements)		(45,364)
Bank balance and cash on hand at the end of the month (beginning balance + cash receipts - cash disbursements)		3,215,250

* This figure is the actual cash paid. i.e. gross payroll less taxes withheld

** This figure come from page 2 of this form

*** Attach a copy of the court order authorizing such payments

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended November 30, 2004

STATUS OF TAXES

	BEGINNING *TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL				
** Withholding	$ -	$ 1,241	$ 1,241	$ -
** FICA - employee	-	244	244	-
** FICA - employer	-	244	244	-
Unemployment	-	-	-	-
Income	-	-	-	-
Other - list	-	-	-	-
a. Subtotal	$ -	$ 1,729	$ 1,729	$ -
STATE AND LOCAL				
Withholding	$ -	$ 507	$ 507	$ -
Sales	-	-	-	-
Excise	-	-	-	-
Unemployment	-	-	-	-
Other	-	-	-	-
Real property	-	-	-	-
Personal property	-	-	-	-
Other - list	-	-	-	-
b. Subtotal	$ -	$ 507	$ 507	$ -

TOTAL TAXES PAID - from a. and b. above (this sum is to be listed on page 1, as tax payments)	$ 2,236

Explain the reason for any past due post-petition taxes: ______________________

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

for the month ended November 30, 2004

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements	
03-17287-AJM-11	ROHN Industries, Inc.	$	71,385
03-17288-AJM-11	ROHN Construction, Inc.		157,737
03-17289-AJM-11	ROHN Enclosures, Inc.		-
03-17290-AJM-11	ROHN, Inc.		-
03-17291-AJM-11	ROHN Installation Services, Inc.		-
03-17292-AJM-11	ROHN Products, Inc.		15,387
	Total Disbursements	$	244,509

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

for the month ended November 30, 2004

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Pre-petition	$ -	$ -	$ -	$ 2,038,679	
Post-petition	-	-	-	672,763	
Totals	$ -	$ -	$ -	$ 2,711,442	$ 2,675,866 (grand total)

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Post-petition only	$ -	$ -	$ -	$ -	$ - (grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days
List Creditor/Lessor				

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance
LaSalle National Bank	Control Disbursement	5590017173	$ (23,741)	$ 88,049
	Mexico funds (restricted - Mexico use)	5590017173	$ 61,835	$ 61,835
	Deposits received (on utility billings)	5590017173	$ 37,552	$ 42,898
	Lockbox	5800127531	$ -	$ -
	VEBA Trust	45665216	$ -	$ -
	CD Investments (short - term)	Various	$ 1,000,000	$ 1,000,000
National City Bank of MI/IL	Payroll	10074861	$ -	$ -
Union Planters Bank	Local Checking	169404	$ 178,075	$ 13,075
	CD Investments (short - term)	Various	$ 2,006,893	$ 2,009,393

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Statement of Operations
for the Month ended November 30, 2004

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1. **What efforts have been made toward the presentation of a plan to creditor?**

   On November 23, 2004, the United States Bankruptcy Court for the Southern District of Indiana entered an Order *Under 11 U.S.C. §§ 1129(a) and (b) and Fed.R.Bankr.P. 3020 Confirming Debtors' Plan of Liquidation, as Immaterially Modified and Substantively Consolidating the Debtors' Estates.* Pursuant to this Order, the Plan of Liquidation proposed by the Debtors has been approved and the Debtors' estates have been substantively consolidated.

2. **Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?**

   ____ NO

   _X_ YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (see attached)

3. **Provide a brief narrative covering any significant events which occurred this past month.**

4. **List the face value of accounts receivable as of the date that the bankruptcy was filed: $ 9,616,327.18*.**
   What amount of these receivables is considered uncollectible? $ 1,890,615 (over 90 days)*.

* Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5. **If assets have been sold this month in other than the ordinary course of business, provide the following information:**

   a. **asset(s) sold:** $ -

   b. **date of sale:** ________

   c. **sales price:** $ -

   d. **net amount received:** $ -

6. **List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)**

Payee Name	Position	Amount	Explanation
N/A			
N/A			

7. **Schedule of insurance coverage.**

Type of Policy	Expiration Date
Filed 12/31/03	

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverage through the end of the year for general liability, workers compensation, umbrella liability and automobile liability.

8. **Schedule of changes in personnel.**

	Full Time	Part Time
a. Total number of employees at beginning of this period. (October 31, 2004)	2	2
b. Number hired during this period.	0	0
c. Number terminated or resigned.	0	0
d. Total number of employees on payroll at the end of the period. (November 30, 2004)	2	2